                                                                    Exhibit 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          --------------------------

                                   FORM T-1

                        STATEMENT OF ELIGIBILITY UNDER
                     THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
             Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)

           -------------------------------------------------------

                        U.S. BANK NATIONAL ASSOCIATION
             (Exact name of Trustee as specified in its charter)

                                  31-0841368
                      I.R.S. Employer Identification No.

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         180 East Fifth Street
          St. Paul, Minnesota                            55101
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(Address of principal executive offices)               (Zip Code)
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                                Richard Prokosch
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
            (Name, address and telephone number of agent for service)

                           VON HOFFMANN HOLDINGS, INC.
                            VON HOFFMANN CORPORATION
                     (Issuer with respect to the Securities)

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                Delaware                               22-1661746
                Delaware                               43-0633003
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    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)
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           1000 Camera Avenue
           St. Louis, Missouri                            63126
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(Address of Principal Executive Offices)                (Zip Code)
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                          10 1/4% SENIOR NOTES DUE 2009
                   GUARANTEES OF 10 1/4% SENIOR NOTES DUE 2009
                       (TITLE OF THE INDENTURE SECURITIES)
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                                   FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                  Comptroller of the Currency
                  Washington, D.C.

         b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
            None

ITEMS 3-15 ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
           TRUSTEE'S KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

         1. A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4. A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4.  Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

     * Incorporated by reference to Registration Number 333-67188.


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                                     NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 1st day of July, 2002.


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:   /s/ RICHARD PROKOSCH
                                            ------------------------------------
                                            Richard Prokosch
                                            Vice President

By:   /s/ FRANK P. LESLIE III
      ------------------------------
      Frank P. Leslie III
      Vice President


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                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: July 1, 2002


                                      U.S. BANK NATIONAL ASSOCIATION


                                      By:   /s/ RICHARD PROKOSCH
                                            ------------------------------------
                                            Richard Prokosch
                                            Vice President

By:   /s/ FRANK P. LESLIE III
      ------------------------------
      Frank P. Leslie III
      Vice President


                                       4
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                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/2002

                                    ($000'S)

                                                                     3/31/2002
                                                                    ------------
ASSETS
   Cash and Due From Depository Institutions                        $  6,610,097
   Federal Reserve Stock                                                       0
   Securities                                                         24,432,814
   Federal Funds                                                       1,509,430
   Loans & Lease Financing Receivables                               112,081,360
   Fixed Assets                                                        1,414,464
   Intangible Assets                                                   8,269,267
   Other Assets                                                        6,637,699
                                                                    ------------
      TOTAL ASSETS                                                  $160,955,131

LIABILITIES
   Deposits                                                         $107,406,480
   Fed Funds                                                           6,981,749
   Treasury Demand Notes                                                       0
   Trading Liabilities                                                   120,375
   Other Borrowed Money                                               18,019,329
   Acceptances                                                           185,399
   Subordinated Notes and Debentures                                   5,104,491
   Other Liabilities                                                   3,878,626
                                                                    ------------
   TOTAL LIABILITIES                                                $141,696,449

EQUITY
   Minority Interest in Subsidiaries                                $    985,901
   Common and Preferred Stock                                             18,200
   Surplus                                                            11,278,504
   Undivided Profits                                                   6,976,077
                                                                    ------------
      TOTAL EQUITY CAPITAL                                          $ 19,258,682

TOTAL LIABILITIES AND EQUITY CAPITAL                                $160,955,131

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ RICHARD PROKOSCH
     -------------------------------
     Vice President

Date: July 1, 2002


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